Robotti Investor Presentation September 2007 Exhibit 99.1

Some of the statements in this presentation  constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of
1995.  Such forward-looking statements may include projections of the Company's cash flow, dividends, anticipated returns on real estate investments, operating performance and other results of operations.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  Such factors include, but are not limited to: general economic and business conditions, a longer or deeper decline in the housing resale market than anticipated, interest rate changes, financing and refinancing risks, risks inherent in owning real estate, future development rate of home sites, including any slowdown or cessation thereof due to regulatory or market conditions, changes in our capitalized interest as a result of lower than anticipated development activity, the availability of real estate assets at prices which meet the Company’s investment criteria, the Company’s ability to reduce expense levels, implement rent increases and use leverage, competition and other risks set forth in the Company’s most recent Annual Report on Form 10-K, the
Company’s Form 8-K furnishing our earnings press release for the most-recently completed fiscal quarter and in the Company’s other Securities and Exchange filings. The Company undertakes no obligation to update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise, or to update the reasons why actual results could differ from those projected in any forward-looking statements. In addition, we will discuss certain non-GAAP financial measures during the course of this presentation, such as
“same store” results, “same site” results, “Funds from Operations” and others.
Management believes that such measures are important to understanding the performance of the Company.
Forward Looking Statements
Forward Looking Statements

“In times like these, it helps to recall that there have always been times like these.” - Paul Harvey “The only person who likes change is a baby with a wet diaper.” - Mark Twain

New Home Sales: 1986-1991 vs. 2005-Present

Seasonally Adjusted Annual Rates Indexed to Cyclical Peaks

110.0
105.0
100.0
95.0
90.0
85.0
80.0
75.0
70.0
65.0
60.0
55.0
50.0
45.0
40.0
Index Value From Cyclical Peak
Index = 100 at Cyclical Peak:
(March 1986, July 2005)
1990-91 Recession
Current Sales -37%
Relative to Peak
Peak to Trough:
March '86 to January '91
New Home Sales -55%
1
7
13
19
25
31
37
43
49
55
61
67
Months From Peak
March 1986 - January 1992
July 2005 - Present

Source: Census Bureau

For Sale Inventory: 1988 – 2007

Total For Sale Inventory as % of Total Housing Units (Ex. Rentals & Off-Market Units)

7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
1990-91 Recession
2001 Recession
July 2007: Preliminary Reading = 6.6%
Q2 2007: For Sale Inventory = 6.3% New All-Time High
Q2 1988: For Sale Inventory = 5.1%
New Home Sales Trough in Jan-91; For Sale Inventory = 4.2%

Source: Census Bureau and National Association of Realtors

Single Family Housing Starts: 1986-1991 vs. 2005-Present

Single Family Housing Starts "Built for Sale" (TTM) Indexed

105.0
100.0
95.0
90.0
85.0
80.0
75.0
70.0
65.0
60.0
55.0
50.0
Index Value From Cyclical Peak
Index = 100 at Cyclical Peak: (Q4:1986, Q1:2006)
1990-91 Recession
Q2:2007 Starts -32% Relative to Peak
Peak to Trough: Q4:1986 to Q2:1991 SF Housing Starts for Sale: -41%
1
3
5
7
9
11
13
15
17
19
Quarters From Peak
Q4:86 - Q2:91
Q1:06 - Present

Source: Census Bureau

New Home Sales by Price Point YoY % Change from 2000 - 2007 -40% -20% 0% 20% 40% 60% 80% 100% '00 '01 '02 '03 '04 '05 '06 '07 Below $200K $200K-$500K Above $500K Source: Census Bureau

MH Shipments – 1993 to 2007 MH SHIPMENTS 0 50 100 150 200 250 300 350 400 450 Jan-93 Jan-95 Jan-97 Jan-99 Jan-01 Jan-03 Jan-05 Jan-07

The Growing 55+ Market The Growing 55+ Market United States Population 55+ 2000 - 2030 0 20,000 40,000 60,000 80,000 100,000 120,000 2000 2005 2010 2015 2020 2025 2030 Americans Over the Age of 55

Why ANL Today?
Why ANL Today?
• Both a value and a growth company
– Visibility of organic growth over 3-5 year horizon
• Demographic focus on 55+
• Growth through internal build-out, plus
future acquisition strategy
• Focus on active adult market
– Rent securitized by high value homes and growth
of customer base

Manufactured Housing
Manufactured Housing
Today in ANL Portfolio
Today in ANL Portfolio
• Community designs that
value “residential
appearance”
– Curvilinear road patterns
– Larger lots/lower density
– Sidewalks and street lights
– Lots “with a view”
• Quality Homes
– Average sales price of
$135,000
– 3 bedroom models
– Garages replace carports

Homes for Retirees Homes for Retirees Value and Appearance Value and Appearance

Quality Homes Made Affordable Quality Homes Made Affordable through Manufacturing through Manufacturing

Communities and Subdivisions Communities and Subdivisions Not Trailer Parks Not Trailer Parks Riverside Club Savanna Club

Amenitized Communities Amenitized Communities • Clubhouse Focus • Golf Courses • Marinas • Curvilinear Streets • Landscaping • Quality homes provide visibility on quality of future residents

Quality Amenities and
Quality Amenities and
Active Adult Lifestyle
Active Adult Lifestyle
• Focus on communities that
have high quality amenities
– Golf Courses
– Business Centers
– Marinas
– Restaurants
– Tennis Courts
– Fitness Centers
– Recreation Centers
• Lifestyle Locations
– Cultural Activities
– Continuous Learning
Opportunities
– Travel Opportunities

We are in the
We are in the
Lifestyle Business
Lifestyle Business
The strength of our communities and marketing comes from
– Understanding the active adult market
– Building high value, multiple amenity properties
– Supporting an active adult lifestyle consistent with the changes in today’s demographics
– Promoting and sustaining these features in our communities

1 FOREST VIEW
2 Stonebrook
3 SUNLAKE
4 BRENTWOOD Estates
5 Woodlands
6 Gulfstream Harbor
7 PARK ROYALE
8 Riverside Club GOLF & BOATING RESORT
9 ROYAL PALM VILLAGE
10 Cypress Greens
11 Blue Heron Pines Golf Course Community
12 Savanna Club
13 SEBASTIAN Beach & Tennis Village
14 The Grove
14 FOLEY
1 HOMOSASSA
3 GRAND ISLAND
2
4 HUDSON
6 ORLANDO
5 GROVELAND
7 PINELLAS PARK
9 HAINES CITY
13 SEBASTIAN
TAMPA
8 RUSKIN
10 LAKE ALFRED
12 PORT ST. LUCIE
11 PUNTA GORDA
FORT LAUDERDALE
MIAMI

Locations in Locations in Florida and Alabama Florida and Alabama

Locations in Arizona Locations in Arizona

Manufactured Housing
Manufactured Housing
Sector Model
Sector Model
• Leasing land for residential use to tenants who have
an investment in improvements to the land
• Provides a form of common interest development
while maintaining single family home format
• Land lease community owners benefit from
– Diversity of tenant base
– Lower recurring capital requirements as compared to
other residential asset classes
– Lower tenant turnover as compared to other residential
asset classes

Manufactured Housing Sector
Manufactured Housing Sector
• Consists of 5 public companies, four of which are REITs
• Total sector market cap - $3,380.2M; Total sector
enterprise value - $8,001.1M
• Sector median dividend yield – 4.0%; ANL dividend
yield – 4.0%
74.9%
17.9x
118.1%
85.1%
12.6%
Multifamily
Sector
Median
137.2%
98.8%
5 Years
15.4x 15.5x
Price to FFO – 2007
61.7%
61.7%
FFO payout 2007
39.6%
17.1%
3 Years
-5.98%
7.0%
1 Year
ANL
Sector
Median
Total
Return

Manufactured Housing Sector
Manufactured Housing Sector
5.9%
11.9%
40.7%
2.2x
Multifamily
Sector
Median
8.7% 7.6% Implied cap rate
8.8% 8.8% Return on average equity
50.6% 50.6% Debt to enterprise value
2.5x 1.9x
Coverage of interest & preferred
dividends
ANL
Sector
Median Financial Benchmark

Basics
Basics
[Financial Data as of March 31, 2007] [Financial Data as of March 31, 2007]
• UPREIT Market Cap=$224.1M
• Enterprise Value = $504.4M
• Average Daily Volume = 16,000
• Price/FFO
– 15.4 x 2007E
• Current yield = 4.0%
• Occupancy = 97.4% of
Operational Home Sites at
3/31/2007.
• Same Store NOI Growth
– 2004 = 11.3%
– 2005 = 10.1%
– 2006 = 11.3%
– YTD 2007 = 9.7%
• Same Site NOI Growth
– 2004 = 4.1%
– 2005 = 5.7%
– 2006 = 5.0%
– YTD 2007 = 5.5%

Earnings
Earnings
• FFO
– 2004A = $1.50
– 2005A = $1.70
– 2006A = $1.66
– 2007E = $1.40 - $1.65
• AFFO
– 2004A = $1.37
– 2005A = $1.54
– 2006A = $1.47
– 2007E = $1.24 - $1.45
• FFO Payout Ratio
– 2004 = 66.7%
– 2005 = 62.9%
– 2006 = 60.2%
– 2007E = 61.7%
• AFFO Payout Ratio
– 2004 = 73.0%
– 2005 = 68.5%
– 2006 = 68.0%
– 2007E = 69.0%

Basics
Basics
[Financial Data as of March 31, 2007] [Financial Data as of March 31, 2007]
Total Return Results
• Last 12 Months = -5.98%
• Last 3 Years = 39.6%
• Last 5 Years = 137.2%
Return Metrics
• Return on Average Equity
= 8.8%
• Return on Invested Capital
= 5.9%
• Implied Cap Rate = 8.7%
Ownership
• Institutional Ownership = 30.1%
• Insider Ownership = 29.8%
Growth and Valuation
• Projected 2007/2008 FFO
Growth = 7.4%
• Price to 2007E FFO = 15.4%
• Payout of 2007E FFO = 61.7%

Strength Behind the Balance Sheet
Strength Behind the Balance Sheet
• Strong “same store” results from core operating properties
• Beneficiary of “recession resistant” property class
• Financing using primarily amortizing mortgages:
– NAV increase through principal reduction
– Minimize interest rate risk
• Demographic support of asset class
• Quality asset locations

Value and Growth Company
Value and Growth Company
Value Company
• Sustaining community
operations
• Increasing NOI growth
through rental increases
and expense control
• Tax efficient dividend
yield
• Quality core portfolio
Growth Company
• Ability to grow the
company 50% through
internal assets
• Demonstrated competency
in land development and
home sale operations
• Maximize operating
leverage gained through
community expansion

Four Elements of the ANL Business Four Elements of the ANL Business 1. Land Lease Operations 2. Home Sales Operations 3. Land Development Operations 4. Investment Operations

Property Management Strategy
Property Management Strategy
• Improve operating results from property management
business
– Centralized financial control and uniform operating
procedures
– Localized property management decision making and
market knowledge
• Operations are supervised by 3 Regional Managers
– 2 in Florida and 1 in Arizona
• Large development projects have high quality, full time,
on-site Project Managers

Home Sales Operations
Home Sales Operations
• Basis of company’s current growth
• Absorption is a primary focus
• One company concept means ANL is responsible for results from development through home purchase to ongoing property
operations
• Increasing results
– Professional sales staff
– Improved home product
– Improved communities
• Financing continues to be key element of home purchase
44
138
184
237
307
414
392
435
362
120
0
50
100
150
200
250
300
350
400
450
1998 1999 2000 2001 2002 2003 2004 2005 2006 YTD
2007
Home Sales

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Land Development
Land Development
• Turning land into income
• Expanding communities where the value and quality is
known
• Development as a core competency
• Creation of value and increased NAV through
execution of development plans
• Adding 1 high quality home community annually
Sebastian Beach and Tennis Village

Home Site Inventory
Home Site Inventory
Portfolio Summary
6,579
6,931
7,283
8,044
8,100
979
1,101
976
1,192
1,140
1,437
960
1,270
1,566 1,566
129 129
129
129 129
-
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
11,000
Period Ended
Operational Home Sites Developed Home Sites Undeveloped Home Sites RV Sites
12/2003 12/2004 12/2005 12/2006
03/2007

Community Information
Sebastian Beach & Tennis Village
• Location: Sebastian, FL
• Community build out 2014
• 252 acre master-planned community
• 534 estimated homes
• Modular style homes
• 22,500 Village Centre

SEBASTIAN
Beach & Tennis Village

SEBASTIAN
Beach & Tennis Village

Community Site Map

Village Centre - 22,500 sq ft

Village Centre - 22,500 sq ft

Investment Operations
• Current focus is on investment into development of
currently held property assets
• Evaluate property financing and seek to use
effectively to expand available funds
• High quality properties available for sale are few and
far between – even fewer at good prices
• Continue to look towards discipline to
“buy right”
• Selling at the right price – Sun Valley, FL
– Closed August 2007
– 4.8% Cap rate on trailing 12 month NOI
– Lower 10% of the portfolio (based on quality and home
resale value)

Recent Acquisitions
Recent Acquisitions
• The Reserve at Fox
Creek,
a 312 age restricted home site
community in Bullhead City, Arizona.  The community is situated on a 56-acre site overlooking the Colorado River basin near the
Arizona/Nevada state border and provides residents with a
lifestyle near boating, mountains, and Nevada gaming activities.
• The
Grove,
a 425 age restricted home site community in Foley,
Alabama.  The community is situated on 112-acre site between
Mobile and Pensacola, near the Florida/Alabama state border and provides residents with a lifestyle near boating, fishing, and Gulf
Shore activity areas and easy access to the Gulf of Mexico beaches, less than 10 miles away.
The Reserve at Fox Creek The Grove

Park Place, a 465 age restricted home site community in Sebastian,
Florida. The community is situated on a 145-acre site with a 29 acre lake. and provides residents with a lifestyle near boating, fishing, and Atlantic Ocean Coastal activity areas and easy access to the
Atlantic Ocean beaches, less than 5 miles away.  With 368 occupied home sites and 98 additional fully developed home sites and homes selling for prices above $150,000 this represents a great area of growth for the company.
Recent Acquisitions (continued)
Recent Acquisitions (continued)

Building NAV
Building NAV
• Consistent NOI growth within stabilized
communities
• Increasing absorption through focused home
sales efforts
• Development of land assets
• Scheduled maturities of long term debt
• Accretive acquisition strategy
• Disposition of underperforming assets and
deployment of capital to development and
acquisition activities

Points of Contact
Points of Contact
Bob Blatz
President and Chief Operating Officer
Shannon Smith
Chief Financial Officer
29399 US Highway 19 North, Suite #320
Clearwater, Florida  33761
Phone: (727) 726-8868 ~ Fax: (727) 726-6788
Bob x116
/ Shannon x124
E-Mail: robert.blatz@americanlandlease.com
E-Mail:
shannon.smith@americanlandlease.com